UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 26, 2007

MILLENNIUM CHEMICALS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-12091 (Commission File Number)	22-3436215 (I.R.S. Employer Identification No.)

Two Greenville Crossing, 4001 Kennett Pike, Suite 238 Greenville, Delaware (Address of principal executive offices)	19807 (Zip Code)

(713) 652-7200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On July 26, 2007, Lyondell Chemical Company (“Lyondell”) issued a press release announcing Lyondell’s, Equistar Chemicals, LP’s (“Equistar”) and Millennium Chemicals Inc.’s (“Millennium”) results for the second quarter of 2007, which is furnished herewith as Exhibit 99.1 and incorporated by reference into this Item 2.02.  Millennium and Equistar are subsidiaries of Lyondell.

Lyondell will host a conference call on July 26, 2007 at 11:30 a.m. Eastern Time to discuss the results.  The prepared remarks will be broadcast live on Lyondell’s web site at www.lyondell.com/earnings.  A replay of the prepared remarks will be available on the web site at www.lyondell.com/earnings at 2:30 p.m. Eastern Time on July 26, 2007.  Reconciliations of non-GAAP financial measures to GAAP financial measures, together with any other applicable disclosures, including the earnings release, will be available at 11:30 a.m. Eastern Time on July 26, 2007 at www.lyondell.com/earnings.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

99.1	Press Release (furnished as Exhibit 99.1 to Lyondell’s Current Report on Form 8-K dated as of July 26, 2007 and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM CHEMICALS INC.

By:/s/ Kerry A. Galvin
Name:     Kerry A. Galvin
Title:       Senior Vice President and
General Counsel

Date:  July 26, 2007

INDEX TO EXHIBITS

Exhibit
Number                                Description

99.1	Press Release (furnished as Exhibit 99.1 to Lyondell’s Current Report on Form 8-K dated as of July 26, 2007 and incorporated herein by reference)